                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                13 1/2% SENIOR NOTES DUE 2009 (EURO DENOMINATED)
                                       AND
               13 1/8% SENIOR NOTES DUE 2009 (DOLLAR DENOMINATED)
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                             NETIA HOLDINGS II B.V.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offers for 13 1/2% Senior Notes due 2009 and 13 1/8% Senior Notes due 2009 (the "Old Notes") of Netia Holdings II B.V. (the "Issuer") made pursuant to
the Prospectus, dated October   , 1999 (the "Prospectus"), if certificates for
Old Notes of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the State Street Bank and Trust Company (the "Exchange Agent") prior to 12:00 Midnight, New York City time, on November 18, 1999 (the "Expiration Date"). Such form may be delivered or transmitted by facsimile transmission (if available to such holder), mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offers, the Exchange Agent must receive from a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program prior to 12:00 Midnight, New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof or an Agent's Message (as defined in the Letter of Transmittal accompanying the Prospectus) in lieu thereof).

                    STATE STREET BANK AND TRUST COMPANY N.A.

                                                         FACSIMILE                             BY HAND/OVERNIGHT
                BY MAIL:                            TRANSMISSION NUMBER:                           DELIVERY:

  State Street Bank and Trust Company         (For Eligible Institutions Only)        State Street Bank and Trust Company
              P.O. Box 778                             (617) 662-1452                       Two Avenue de Lafayette
         Boston, MA 02102-0078                                                         5th Floor, Corporate Trust Window
        Attention: Kellie Mullen                   Confirm by Telephone:                     Boston, MA 02111-1724
                                                       (617) 622-1525                  Attention: Kellie Mullen/Mackenzie
                                                                                                     Elijah
                                                   For Information Call:
                                                       (617) 622-1525

    DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Netia Holdings II B.V. (the Issuer), in accordance with the Issuer's offer, upon the terms and subject to the conditions
set forth in the Prospectus dated October   , 1999 (the "Prospectus"), and in
the accompanying Letter of Transmittal, receipt of which is hereby acknowledged,
$       and/or [EURO]      in respective aggregate principal amounts of Old
Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s) ____________________________________________________
                             (PLEASE TYPE OR PRINT)

Address ________________________________________________________________________

        ________________________________________________________________________

Area Code & Telephone No. ______________________________________________________

Certificate Number(s) for Old Notes (if available) _____________________________

Total Principal Amount Represented by Certificate(s): $ ________________________

________________________________________________________________________________

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X          --------------------------------------   --------------

X          --------------------------------------   --------------
           Signature(s) of Holder(s)                Date

    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
Capacity:
Address(es):

/ / The Depository Trust Company, Euroclear, or Cedelbank, as applicable
  (Check if Old Notes will be tendered by book-entry transfer)

Account Number _______________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, Euroclear or Cedelbank, as applicable, in proper form for transfer, together with the Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

   -------------------------------------------         -------------------------------------------
                   Name of Firm                                    Authorized Signature

   -------------------------------------------         -------------------------------------------
                     Address                                              Title

   -------------------------------------------       Name: ------------------------------------------
                                      Zip Code                    (Please Type or Print)

Area Code and Tel. No. ---------------------------  Dated: ------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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